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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FOURTH-QUARTER AND FULL-YEAR 2022 FINANCIAL RESULTS AND
INTRODUCES 2023 FINANCIAL GUIDANCE
●
Fourth-quarter net sales of $3.4 billion increased 1.2%

compared with the fourth quarter of 2021;

internal
sales increased 5.0%

in local currencies when excluding sales of personal protective equipment (PPE)
products and COVID-19 test kits and the extra sales week in 2022
●
Fourth-quarter GAAP diluted EPS of $0.34 compared with fourth-quarter 2021

GAAP diluted EPS of $1.05
●
Fourth-quarter non-GAAP diluted EPS of $1.21 compared with fourth-quarter 2021 non-GAAP diluted EPS
of $1.07
●
Introduces guidance for 2023 non-GAAP diluted EPS of $5.25 to $5.42 excluding amortization expense of
acquired intangible assets, reflecting high single-digit to low double-digit growth in non-GAAP operating income over 2022

when excluding the contribution

from PPE products and COVID-19 test kits
MELVILLE, N.Y.,

February 16, 2023

–
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the fourth quarter ended
December 31, 2022.
“We closed out 2022 with a very good fourth quarter in which we continued to execute effectively on our 2022 to
2024 Strategic Plan goals,

achieving strong growth in earnings for the fourth quarter and the full year, despite
macroeconomic and foreign exchange headwinds. We overcame significant headwinds from lower sales of PPE products and
COVID-19 test kits,” said Stanley M. Bergman, Chairman of the Board and Chief

Executive Officer of Henry Schein.
“Looking ahead, we are introducing financial guidance for 2023 where we expect operating income growth in the high
single-digit to low double-digit percentage range when excluding the contribution from PPE products and COVID-19 test
kits. The impact of lower selling prices of PPE products and reduced demand for COVID-19 test kits will be largely offset by
earnings momentum in our underlying core businesses,

and the good momentum we have as we enter 2023 gives us
confidence in this full-year 2023 guidance.
“
Fundamentals in our dental end market remain solid. In the fourth quarter, we believe global dental consumable
merchandise growth was impacted by a high incidence of flu and COVID-19 cases, which caused increased rates of patient
appointment cancellations and furthered staffing shortages. However, patient flows appear to have returned to more normal
levels in January.

Demand for dental equipment in North America remains healthy, and our North America equipment order book is stable. Although we saw very good sales for traditional equipment and steady sales for digital imaging equipment,
there was a decline in sales of digital restoration equipment compared to the corresponding prior year fourth quarter, resulting
from customer demand shifting from chairside mills to 3D printing, a mix shift to lower priced intra-oral scanners,

and

more
supply chain issues of an important intra-oral scanner supplier. Demand for equipment internationally held up quite well with
sales moving to lower priced intra-oral scanner units, and overall equipment sales essentially in-line with last year.
“Sales growth in our Medical business continued to be excellent, reflecting higher patient traffic

to alternate care
sites, partially driven by a high incidence of seasonal flu and COVID-19,

which drove increased sales of point-of-care
diagnostic and other products.

When excluding sales of PPE products and COVID-19 test kits, we experienced double-digit
sales growth in local currencies.

We are pleased with the continued growth in new accounts across independent and large group practices, as well as ambulatory surgical centers and urgent care facilities.

“Growth in our Technology and Value

-added Services business was strongest in our international business due to the
strength of our Dentally cloud-based solution.

Growth in North America was driven by sales of practice management software, and we are encouraged to see many customers upgrading to Dentrix and Dentrix Ascend as the product lifecycle of
our Easy Dental product ends,” concluded Mr. Bergman.

Fourth-Quarter Financial Results
●
Total

net sales
1

for the quarter were $3.4 billion, an increase of 1.2% compared with the fourth quarter of 2021. The
1.2% increase included a 1.8%

decrease in local currencies excluding acquisitions,

1.1% growth from acquisitions
and a 3.0%

decrease related to foreign currency exchange,

while the extra week of sales contributed 4.9% to sales
growth. Sales of PPE products

and COVID-19 test kits in the fourth quarter were $254 million, which is $194 million
lower than the prior-year period.

Excluding sales of PPE products and COVID-19 test kits, fourth-quarter internal
sales growth in local currencies was 5.0%.
● GAAP net income

for the quarter was $46.8 million, or $0.34 per diluted share,

compared with fourth-quarter 2021
GAAP net income of $147.2 million, or $1.05 per diluted share.

● Non-GAAP net income

for the quarter was $164.7 million, or $1.21 per diluted share, compared with fourth-quarter
2021 non-GAAP net income of $150.6

million, or $1.07 per diluted share
2
.

Fourth quarter 2022 non-GAAP net
income excludes:
●
Integration and restructuring expenses of $121 million pre-tax, or $0.70 per diluted share. These expenses
mainly relate to vacating one of the buildings at the Company’s Melville headquarters and the impairment of intangible assets associated with the disposal of an unprofitable business.

The Company also incurred
restructuring expenses associated with severance and costs relating to the exit of some other facilities.
●
Impairment expense of intangible assets of $34 million pre-tax, or $0.17 per diluted share, related to certain
continuing operations.
●
Foreign currency exchange negatively impacted fourth quarter non-GAAP diluted EPS by approximately 4 cents
versus the fourth quarter last year.

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● Global Dental sales
1

were $2.0 billion for the quarter, a decrease of 0.7% compared with the prior-year period.
Internally generated sales decreased 2.6% in local currencies and acquisitions contributed 1.8% growth. This growth
was offset by a 4.6% decrease related to foreign currency exchange,

while the extra week of sales

contributed 4.7% to sales growth. The 2.6% decrease in sales in local currencies reflects a 3.4%

decrease in North
America and a 1.4% decrease internationally.

● Global Dental consumable merchandise internal sales
1
decreased by 3.7% in local currencies. Excluding
sales of PPE products,

internal sales growth was 1.0% in local currencies,

and this was consistent across
North American and internationally.

● Global Dental equipment internal sales growth
1

was 0.7% in local currencies.
● Global Medical sales
1
were $1.2 billion for the quarter, an increase of 4.1% compared with the prior-year period.
Internally generated sales decreased 1.3% in local currencies.

Foreign currency exchange resulted in a decrease of
0.2%, while the extra week of sales contributed 5.6% to growth. Internal sales increased 14.3% in local currencies
when excluding sales of PPE products and COVID-19 test kits.
●
Global Technology and Value

-Added Services sales
1

were $187 million for the quarter, an increase of 4.6%
compared with the prior-year period,

driven by strength from Henry Schein One. This included 3.4%

internal sales
growth in local currencies and 0.4% growth from acquisitions,

offset by a 1.9% decline related to foreign currency
exchange, while the extra week of sales contributed 2.7% to growth.

2022 Financial Results
●
Total

net sales
1

for 2022 were $12.6 billion, an increase of 2.0%

compared with 2021. The 2.0% increase included
1.3% internal growth in local currencies,

1.8% growth from acquisitions

and a 2.4%

decrease related to foreign
currency exchange, while the extra week of sales contributed 1.3%.

Sales of PPE products and COVID-19 test kits
for 2022 were $1,245 million, which is $538 million lower than in the prior-year period.

Excluding sales of PPE
products and COVID-19 test kits, internal sales growth for 2022 in local currencies was 6.7%.
● GAAP net income
for 2022 was $537.9 million, or $3.91 per diluted share, compared with GAAP net income for
2021 of $631.2 million, or $4.45 per diluted share.
● Non-GAAP net income

for 2022 was $663.2 million, or $4.81 per diluted share, compared with non-GAAP net
income for 2021 of $639.9 million, or $4.51 per diluted share
2
. 2022 non-GAAP net income excludes:
●
Integration and restructuring expenses of $130.5 million pre-tax, or $0.74 per diluted share.
●
Impairment expense of intangible assets of $34.0 million pre-tax, or $0.16 per diluted share.
●
Foreign currency exchange negatively impacted 2022 non-GAAP

diluted EPS by approximately 10 cents versus
2021.
1
See Exhibit A for details of sales growth.

All local internal sales growth figures exclude the extra sales week in 2022.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.

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Stock Repurchase Plan
During the fourth quarter of 2022, the Company repurchased approximately

3.6 million shares of its common stock
at an average price of $79.55 per share, for a total of $285 million.

The impact of the share repurchases on fourth-quarter
diluted EPS was immaterial. At quarter-end, Henry Schein had approximately

$115 million authorized and available for
future stock repurchases.

An additional $400 million was approved by the Company’s Board of Directors on February 8,
2023.
2023 Financial Guidance
Henry Schein today introduced guidance for 2023

non-GAAP diluted EPS. Guidance for 2023

GAAP diluted EPS is
not being provided at this time, since the Company is unable to provide without unreasonable effort an estimate of integration
and restructuring costs.
A key goal of the Company’s 2022 to 2024 Strategic Plan is to invest in higher growth businesses that have a larger
intangible asset component.

Therefore, management believes earnings excluding amortization expense of acquired intangible
assets better represent the underlying business results, and so 2023 non-GAAP guidance excludes the effects of amortization
expense of acquired intangible assets and integration and restructuring expenses.

Guidance for 2023 is for completed
acquisitions and does not include potential future acquisitions.

This guidance also assumes that foreign currency exchange
rates remain generally consistent with current levels, end markets remain consistent with current market conditions and that
there are no material adverse market changes associated with COVID-19.
●
2023 non-GAAP diluted EPS attributable to Henry Schein, Inc. is expected to be $5.25 to $5.42, reflecting growth of
-2% to +1% compared with 2022 non-GAAP diluted EPS of $5.38,

which also excludes amortization expense of
acquired intangible assets.

●
The impact on 2023 non-GAAP diluted EPS from lower contributions to earnings from sales of PPE products
and COVID-19 test kits is expected to be approximately $0.35 to $0.40.

This impact will be much more
pronounced over the first half of 2023,

and especially in the first quarter,

as we had sales of almost $500 million
of PPE and COVID-19 test kits combined, in the first quarter of 2022.
●
2023 non-GAAP diluted EPS excludes amortization expense of prior acquisitions of $0.56 in 2023 and $0.57 in
2022.

●
2023 guidance reflects high single-digit to low double-digit growth in non-GAAP operating income over 2022
when excluding the contribution from PPE products and COVID-19 test kits.

●
2023 sales growth is expected to be approximately 1% to 3% over 2022.

●
2023 sales of PPE products and COVID-19 test kits are expected to decrease in aggregate by approximately 30% to
35% from 2022.
●
2023 non-GAAP operating margin is expected to be 10 to 15 basis points below 2022 non-GAAP operating margin
of 8.20%,

largely a result of lower PPE products and COVID-19 test kit sales and profits.
As previously announced, we will hold an Investor Meeting on February 27 th

at 9:00 a.m. Eastern time in New York
City, when we expect to provide further details on Henry Schein’s 2023 financial guidance and long-term financial goals.

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Adjustments to 2023 GAAP Diluted EPS
The Company is providing guidance for 2023 diluted EPS on a non-GAAP basis, as noted above.

The Company is
not providing a reconciliation of its 2023 non-GAAP guidance to the Company’s projected 2023 diluted EPS prepared on a
GAAP basis.

This is because the Company is unable to provide without unreasonable effort an estimate

of integration and
restructuring costs related to an ongoing initiative to drive operating efficiencies,

including the corresponding tax effect that
will be included in the Company’s 2023 diluted EPS prepared on a GAAP basis. The inability to provide this reconciliation is
due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.

Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

Fourth-Quarter 2022 Conference Call Webcast and Presentation
The Company will hold a conference call to discuss fourth-quarter and full-year

2022 financial results today,
beginning at 10:00 a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting www.henryschein.com/IRwebcasts. In addition, a replay will be available beginning shortly after the call
has ended for a period of one week.

The Company will be posting slides that provide a summary of its fourth-quarter

2022 financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx

About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 22,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 32 countries and territories. The Company's sales reached $12.6 billion in 2022, and
have grown at a compound annual rate of approximately 12.1 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

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Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements.

These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms.

A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange Commission,

or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) products and COVID-19 related product sales and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal
operations, whether supply chain disruptions will adversely impact our business, the impact of integration and restructuring
programs as well as of any future acquisitions, general economic conditions including exchange rates, inflation and recession,
and more generally current expectations regarding performance in current and future periods.

Forward looking statements
also include the (i) ability of the Company to have continued access to a variety of COVID-19 test types, expectations
regarding COVID-19 test sales, demand and inventory levels, as well as the efficacy or relative efficacy of the test results
given that the test efficacy has not been, or will not have been, independently verified under normal FDA procedures,

and (ii)
potential for the Company to distribute the COVID-19 vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; legal, regulatory, compliance, cybersecurity, financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party
acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate
brand products; effects of a highly competitive (including, without limitation, competition from third-party online commerce
sites) and consolidating market; the repeal or judicial prohibition on implementation of the Affordable Care Act; changes in
the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in
shipping costs for our products or other service issues with our third-party shippers;

general global and domestic
macroeconomic and political conditions,

including inflation, deflation,

recession, fluctuations in energy pricing and the value
of the U.S. dollar as compared to foreign currencies and changes to other economic indicators,

international trade agreements,
potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements; risks associated
with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other
laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of
sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks
related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions;
cyberattacks or other privacy or data security breaches; risks associated with our global operations; our dependence on our
senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and
disruptions in financial markets.

The order in which these factors appear should not be construed to indicate their relative
importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results.

We undertake no duty and have no obligation to update forward-looking statements except as required by law.

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Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME
(in millions,

except share and per share data)

Three Months Ended
Years

Ended
December 31, December 25, December 31, December 25,
2022 2021 2022 2021
(unaudited) (unaudited)
Net sales

$ 3,371 $ 3,331 $ 12,647 $ 12,401
Cost of sales

2,372 2,351 8,816 8,727
Gross profit

999 980 3,831 3,674
Operating expenses:
Selling, general and administrative

761 728 2,771 2,634
Depreciation and amortization 45 47 182 180
Restructuring and integration costs 121 4 131 8
Operating income 72 201 747 852
Other income (expense):
Interest income

8 2 17 7
Interest expense

(17) (8) (44) (28)
Other, net

- (1) 1 -
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 63 194 721 831
Income taxes (15) (44) (170) (198)
Equity in earnings of affiliates

3 2 15 20
Gain on sale of equity investment - - - 7
Net income 51 152 566 660
Less: Net income attributable to noncontrolling interests

(4) (5) (28) (29)
Net income attributable to Henry Schein, Inc. $ 47 $ 147 $ 538 $ 631
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.35 $ 1.06 $ 3.95 $ 4.51
Diluted

$ 0.34 $ 1.05 $ 3.91 $ 4.45
Weighted-average common

shares outstanding:
Basic

134,249,915 138,406,086 136,064,221 140,090,889
Diluted

135,857,950 140,318,097 137,755,670 141,772,781

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HENRY SCHEIN, INC.
CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
December 31, December 25,
2022 2021
ASSETS
Current assets:
Cash and cash equivalents

$ 117 $ 118
Accounts receivable, net of reserves of $65 and $67 1,442 1,452
Inventories, net 1,963 1,861
Prepaid expenses and other

466 413
Total current assets

3,988 3,844
Property and equipment, net

383 366
Operating lease right-of-use assets 284 325
Goodwill

2,893 2,854
Other intangibles, net

587 668
Investments and other 472 424
Total assets

$ 8,607 $ 8,481
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 1,004 $ 1,054
Bank credit lines

103 51
Current maturities of long-term debt

6 11
Operating lease liabilities 73 76
Accrued expenses:
Payroll and related

314 385
Taxes

132 137
Other

592 593
Total current liabilities

2,224 2,307
Long-term debt

1,040 811
Deferred income taxes

36 42
Operating lease liabilities 275 268
Other liabilities

361 377
Total liabilities

3,936 3,805
Redeemable noncontrolling interests

576 613
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
131,792,817 outstanding on December 31, 2022 and
137,145,558 outstanding on December 25, 2021 1 1
Additional paid-in capital - -
Retained earnings

3,678 3,595
Accumulated other comprehensive loss

(233) (171)
Total Henry Schein, Inc. stockholders' equity 3,446 3,425
Noncontrolling interests 649 638
Total stockholders' equity

4,095 4,063
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 8,607 $ 8,481

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)
Three Months Ended Years Ended
December 31, December 25, December 31, December 25,
2022 2021 2022 2021
(unaudited) (unaudited)
Cash flows from operating activities:
Net income $ 51 $ 152 $ 566 $ 660
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

52 59 212 210
Impairment charge on intangible assets 34 1 34 1
Non-cash restructuring charges 93 - 93 -
Gain on sale of equity investment - - - (10)
Stock-based compensation expense 10 20 54 78
Provision for (benefit from) losses on trade and other accounts receivable

3 1 5 (8)
Benefit from deferred income taxes (53) (10) (73) (11)
Equity in earnings of affiliates (3) (2) (15) (20)
Distributions from equity affiliates

3 3 15 18
Changes in unrecognized tax benefits 11 4 12 (2)
Other

5 (10) (20) (10)
Changes

in operating assets and liabilities, net of acquisitions:
Accounts receivable

86 87 (7) 4
Inventories

(117) (87) (126) (295)
Other current assets

44 50 (52) 9
Accounts payable and accrued expenses

35 9 (96) 86
Net cash provided by operating activities 254 277 602 710
Cash flows from investing activities:
Purchases of fixed assets

(29) (30) (96) (79)
Payments related to equity investments and business acquisitions, net of cash acquired

(31) (156) (158) (571)
Proceeds from sale of equity investment - - - 10
Proceeds from (payments for) loan to affiliate 2 2 11 (4)
Other

(7) (14) (33) (33)
Net cash used in investing activities

(65) (198) (276) (677)
Cash flows from financing activities:
Net change in bank borrowings

(3) (5) 48 (18)
Proceeds from issuance of long-term debt

105 105 270 305
Principal payments for long-term debt

(1) - (59) (122)
Debt issuance costs - (1) - (3)
Proceeds from issuance of stock upon exercise of stock options

- - 2 -
Payments for repurchases and retirement of common stock

(285) (150) (485) (401)
Payments for taxes related to shares withheld for employee taxes (2) (1) (32) (8)
Distributions to noncontrolling shareholders (3) (17) (21) (26)
Acquisitions of noncontrolling interests in subsidiaries

(5) (10) (38) (60)
Net cash used in financing activities (194) (79) (315) (333)
Effect of exchange rate changes on cash and cash equivalents (1) (1) (12) (3)
Net change in cash and cash equivalents (6) (1) (1) (303)
Cash and cash equivalents, beginning of period

123 119 118 421
Cash and cash equivalents, end of period

$ 117 $ 118 $ 117 $ 118

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Exhibit A - Fourth Quarter Sales
Henry Schein, Inc.
2022 Fourth Quarter
Sales Summary
(in millions)
(unaudited)
Q4 2022 over Q4 2021
Global Q4 2022 Q4 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 1,471 $ 1,510 -2.6% -4.4% 1.8% 1.7% 3.8% -3.7%
Dental Equipment 536 510 5.0% -5.0% 10.0% 1.9% 7.4% 0.7%
Total Dental 2,007 2,020 -0.7% -4.6% 3.9% 1.8% 4.7% -2.6%
Medical 1,177 1,132 4.1% -0.2% 4.3% 0.0% 5.6% -1.3%
Total Health Care Distribution 3,184 3,152 1.0% -3.0% 4.0% 1.1% 5.0% -2.1%
Technology and value-added services 187 179 4.6% -1.9% 6.5% 0.4% 2.7% 3.4%
Total Global $ 3,371 $ 3,331 1.2% -3.0% 4.2% 1.1% 4.9% -1.8%
North America Q4 2022 Q4 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 917 $ 901 1.7% -0.7% 2.4% 2.4% 5.1% -5.1%
Dental Equipment 351 316 10.8% -0.9% 11.7% 3.0% 7.4% 1.3%
Total Dental 1,268 1,217 4.1% -0.7% 4.8% 2.5% 5.7% -3.4%
Medical 1,160 1,107 4.8% 0.0% 4.8% 0.0% 5.7% -0.9%
Total Health Care Distribution 2,428 2,324 4.4% -0.4% 4.8% 1.3% 5.7% -2.2%
Technology and value-added services 164 156 5.2% -0.1% 5.3% 0.4% 2.8% 2.1%
Total North America $ 2,592 $ 2,480 4.5% -0.3% 4.8% 1.2% 5.5% -1.9%
International Q4 2022 Q4 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 554 $ 609 -9.0% -10.1% 1.1% 0.8% 2.0% -1.7%
Dental Equipment 185 194 -4.4% -11.5% 7.1% 0.0% 7.5% -0.4%
Total Dental 739 803 -7.9% -10.4% 2.5% 0.6% 3.3% -1.4%
Medical 17 25 -26.0% -10.0% -16.0% 0.0% 3.7% -19.7%
Total Health Care Distribution 756 828 -8.4% -10.4% 2.0% 0.6% 3.3% -1.9%
Technology and value-added services 23 23 0.6% -13.8% 14.4% 0.0% 2.2% 12.2%
Total International $ 779 $ 851 -8.2% -10.5% 2.3% 0.6% 3.2% -1.5%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

more
Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
Full Year

2022
Sales Summary
(in millions)
(unaudited)
Full Year

2022 over Full Year

2021
Global Full Year 2022 Full Year 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 5,707 $ 5,857 -2.6% -3.5% 0.9% 1.3% 1.0% -1.4%
Dental Equipment 1,766 1,687 4.7% -4.6% 9.3% 0.6% 2.3% 6.4%
Total Dental 7,473 7,544 -0.9% -3.7% 2.8% 1.2% 1.2% 0.4%
Medical 4,451 4,210 5.7% -0.3% 6.0% 2.4% 1.5% 2.1%
Total Health Care Distribution 11,924 11,754 1.4% -2.5% 3.9% 1.6% 1.3% 1.0%
Technology and value-added services 723 647 11.8% -1.5% 13.3% 5.4% 0.8% 7.1%
Total Global $ 12,647 $ 12,401 2.0% -2.4% 4.4% 1.8% 1.3% 1.3%
North America Full Year 2022 Full Year 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 3,527 $ 3,515 0.3% -0.3% 0.6% 1.8% 1.3% -2.5%
Dental Equipment 1,101 991 11.1% -0.5% 11.6% 1.1% 2.3% 8.2%
Total Dental 4,628 4,506 2.7% -0.3% 3.0% 1.6% 1.5% -0.1%
Medical 4,375 4,107 6.5% 0.0% 6.5% 2.4% 1.6% 2.5%
Total Health Care Distribution 9,003 8,613 4.5% -0.2% 4.7% 2.0% 1.6% 1.1%
Technology and value-added services 633 560 13.0% -0.1% 13.1% 6.3% 0.8% 6.0%
Total North America $ 9,636 $ 9,173 5.0% -0.2% 5.2% 2.3% 1.5% 1.4%
International Full Year 2022 Full Year 2021
Total Sales
Growth
Foreign
Exchange
Impact
Local
Currency
Growth
Acquisition
Growth
Extra Week
Impact
Local
Internal
Growth
Dental Merchandise $ 2,180 $ 2,342 -6.9% -8.3% 1.4% 0.6% 0.6% 0.2%
Dental Equipment 665 696 -4.5% -10.6% 6.1% 0.1% 2.1% 3.9%
Total Dental 2,845 3,038 -6.3% -8.8% 2.5% 0.5% 0.9% 1.1%
Medical 76 103 -25.5% -8.8% -16.7% 0.0% 0.9% -17.6%
Total Health Care Distribution 2,921 3,141 -7.0% -8.9% 1.9% 0.6% 0.8% 0.5%
Technology and value-added services 90 87 4.0% -11.0% 15.0% 0.0% 0.6% 14.4%
Total International $ 3,011 $ 3,228 -6.7% -8.9% 2.2% 0.5% 0.8% 0.9%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

more
Exhibit B
Henry Schein, Inc.
2022 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Fourth Quarter Full Year
% %
2022 2021 Growth 2022 2021 Growth
Net income attributable to Henry Schein, Inc. $ 47 $ 147 (68.2) % $ 538 $ 631 (14.8) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.34 $ 1.05 (67.6) % $ 3.91 $ 4.45 (12.1) %
Non-GAAP Adjustments
Restructuring and integration costs, net of tax (1) $ 95 $ 3 $ 103 $ 5
Settlement and litigation costs, net of tax (2) - - - 11
Gain on sale of equity investment (3) - - - (7)
Impairment of intangible assets, net of taxes (4) 23 - 23 -
Non-GAAP adjustments to net income $ 118 $ 3 $ 126 $ 9
Non-GAAP adjustments to diluted EPS $ 0.87 $ 0.02 $ 0.91 $ 0.06
Non-GAAP net income attributable to Henry Schein, Inc.
before adjustment for amortization $ 165 $ 151 9.3% $ 663 $ 640 3.6%
Non-GAAP diluted EPS attributable to Henry Schein, Inc.
before adjustment for amortization $ 1.21 $ 1.07 13.1% $ 4.81 $ 4.51 6.7%
Acquisition intangible amortization, net of tax (5) 19 20 78 76
Non-GAAP net income attributable to Henry Schein, Inc. $ 184 $ 171 7.6% $ 741 $ 716 3.5%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.35 $ 1.22 10.7% $ 5.38 $ 5.05 6.5%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to roundi

ng.

Amounts may not sum due to rounding.

###
(1)

Restructuring and Integration Costs
The following table presents details of our restructuring and integration costs:
Fourth Quarter Full Year
2022 2021 2022 2021
Restructuring and integration costs - pre-tax, as reported $ 121 $ 4 $ 131 $ 8
Income tax benefit (25) (1) (27) (2)
Amount attributable to noncontrolling interests (1) - (1) (1)
Restructuring and integration costs, net 95 3 103 5
Q4 2022 and YTD 2022 restructuring and integration costs primarily consisted of costs related to the disposal of an unprofitable
business; costs associated with the exit from various leased facilities and employee termination costs.

(2)
Represents a YTD 2021 pre-tax charge of $16 million,

net of $1 million of noncontrolling interests, related to settlement and litigation costs, net of a tax benefit of $4 million, resulting in a net after-tax charge of $11 million.
(3)
In the third quarter of 2021 we received contingent proceeds of $10 million from the 2019 sale of Hu-Friedy resulting in the
recognition

of an additional after-tax gain of $7 million.
(4)
Represents impairment charges recorded in Q4 2022 on

certain intangible assets.
(5) Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Fourth Quarter Full Year
2022 2021 2022 2021
Acquisition intangible amortization - pre-tax, as reported $ 31 $ 32 $ 126 $ 123
Income tax benefit (8) (8) (32) (31)
Amount attributable to noncontrolling interests (4) (4) (16) (16)
Acquisition intangible amortization, net 19 20 78 76